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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) : September 3, 2002

                          MERRILL LYNCH DEPOSITOR, INC.
              (ON BEHALF OF PUBLIC STEERS SERIES 1999 REN-C1 TRUST)
             (Exact name of registrant as specified in its charter)

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
              DELAWARE             333-64767            13-3891329
          (State or other        (Commission        (I. R. S. Employer
          jurisdiction  of        File Number)      identification No.)
           incorporation)
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
       WORLD FINANCIAL CENTER,                            10281
         NEW YORK,  NEW YORK                           (Zip Code)
        (Address of principal
         executive offices)
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       Registrant's telephone number, including area code: (212) 449-1000

                      INFORMATION TO BE INCLUDED IN REPORT

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
ITEM 1.     CHANGES IN CONTROL OF REGISTRANT

            Not Applicable

ITEM 2.     ACQUISITION OF DISPOSITION OF ASSETS

            Not Applicable

ITEM 3.     BANKRUPTCY OR RECEIVERSHIP

            Not Applicable

ITEM 4.     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

            Not Applicable


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
ITEM 5.     OTHER EVENTS

            1. Distribution to holders of the STEERS Trust, Series 1999 REN-C1 Class A Certificates on September 3, 2002.

ITEM 6.     RESIGNATION OF REGISTRANT'S DIRECTORS

            Not Applicable

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

            (a)      Financial statements of business acquired.

                     Not applicable

            (b)      Pro forma financial information.

                     Not applicable.

            (c)      Exhibits.

                     1. Trustee's report in respect of the September 3, 2002 distribution to holders of the STEERS Trust, Series 1999 REN-C1 Class A Certificates.

ITEM 8.     CHANGE IN FISCAL YEAR

            Not Applicable.

ITEM 9.     SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S

            Not Applicable
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                                   SIGNATURES

            Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.


                                              MERRILL LYNCH DEPOSITOR, INC.

         Date:  September 5, 2002           By:  /s/ Barry N. Finkelstein
                                                 Name:   Barry N. Finkelstein
                                                 Title:  President


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                                  EXHIBIT INDEX

      1. Trustee's report in respect of the September 3, 2002 distribution to holders of the STEERS Trust , Series 1999 REN-C1 Class A Certificates.